Asset Retirement Obligation	12 Months Ended
Dec. 31, 2013
Disclosure Text Block
Asset Retirement Obligation

NOTE 9 ASSET RETIREMENT OBLIGATIONS

U.S. Cellular is subject to asset retirement obligations associated with its leased cell sites, switching office sites, retail store sites and office locations in its operating markets. Asset retirement obligations generally include obligations to restore leased land and retail store and office premises to their pre-lease conditions. These obligations are included in Other deferred liabilities and credits and Other current liabilities in the Consolidated Balance Sheet.

In 2013 and 2012, U.S. Cellular performed a review of the assumptions and estimated costs related to its asset retirement obligations. The results of the reviews (identified as “Revisions in estimated cash outflows”) and other changes in asset retirement obligations during 2013 and 2012, including the Divestiture Transaction, were as follows:

(Dollars in thousands)		2013	2012
Balance, beginning of period		$179,607	$143,402
	Additional liabilities accrued	635	5,578
	Revisions in estimated cash outflows (1)	6,268	22,588
	Disposition of assets (2)	(3,534)	(2,674)
	Accretion expense (3)	12,592	10,713
Balance, end of period (4)		$195,568	$179,607

(1)	Included increases of $14.9 million as a result of changes in expected settlement dates related to the Divestiture Transaction in 2012.

(2)	Included $2.0 million of incremental disposition costs related to the Divestiture Transaction in 2013.

(3)	Included $1.1 million and $0.2 million of incremental accretion related to the Divestiture Transaction in 2013 and 2012, respectively.

(4)	In 2013, as a result of the accelerated settlement dates of certain asset retirement obligations related to the Divestiture Transaction, U.S. Cellular reclassified $37.7 million of its asset retirement obligations from Other deferred liabilities and credits to Other current liabilities.